UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

Home Products International, Inc.

(Exact name of registrant as specified in its chapter)

Delaware	0-17237	36-4147027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4501 West 47th Street, Chicago, IL	60632
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (773) 890-1010

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

Home Products International, Inc. (the “Company”) announced today that it has received a proposal letter to negotiate a transaction contemplating the acquisition of all of the Company’s outstanding shares for $1.50 cash per share by an entity formed by James R. Tennant, the Company’s Chairman and Chief Executive Officer. The Company issued a press release announcing this development, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the proposal letter is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of Home Products International, Inc. dated February 5, 2004

99.2	Proposal Letter by and among Home Products International, Inc., JRT Acquisition, Inc. and James R. Tennant, dated February 5, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2004

HOME PRODUCTS INTERNATIONAL, INC.

By:	/s/ James E. Winslow
James E. Winslow
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of Home Products International, Inc. dated February 5, 2004

99.2	Proposal Letter by and among Home Products International, Inc., JRT Acquisition, Inc. and James R. Tennant, dated February 5, 2004